Earnings Call Presentation 1st Quarter 2017 May 1, 2017 Exhibit 99.2

Our disclosures in this presentation, including without limitation, those relating to future financial results market conditions and guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrongceilings.com. The guidance in this presentation is only effective as of the date given, May 1, 2017, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Safe Harbor Statement

All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. Basis of Presentation Explanation We report in comparable dollars to remove the effects of currency translation on the P&L. The budgeted exchange rate for 2017 is used for all currency translations in 2017 and prior years. Guidance is presented using the 2017 budgeted exchange rate for the year. We remove the impact of discrete expenses and income. Examples include plant closures, restructuring actions, separation costs and other large unusual items. We also remove the non-cash impact of our U.S. pension plan. Taxes for normalized Net Income and EPS are calculated using a constant 39% for 2017 guidance, and 2017 and 2016 results, which are based on the expected long term tax rate. Results throughout this presentation are presented on a continuing operations basis. What Items Are Adjusted Comparable Dollars Other Adjustments Net Sales Yes No Gross Profit Yes Yes SG&A Expense Yes Yes Equity Earnings Yes Yes Operating Income Yes Yes Net Income Yes Yes Cash Flow No Yes Return on Capital Yes Yes EBITDA Yes Yes

Consolidated Company Key Metrics - First Quarter 2017 As reported Net Sales: $315 million in 2017 and $287 million in 2016 As reported Operating Income: $63 million in 2017 and $22 million in 2016 As reported EPS: $0.56 in 2017 and ($0.13) in 2016 Includes $2 million of unallocated Corporate expenses in the first quarter of 2016 related to the separation of Armstrong Flooring, Inc. (“AFI”) 2017 2016 Variance Net Sales (1) $317.42899999999997 $287.45699999999999 0.10426602935395549 Operating Income (2) $56.5 $52 8.7% % of Sales 0.17799255896594202 0.18089662105984547 -30 EBITDA 75.375 64 70.664000000000001 6.7% % of Sales 0.23745467490367927 0.2458245928956331 -90 adjustment Earnings Per Share (3) $0.54732110091743114 $0.50467625899280577 8.4% Free Cash Flow 5 -7 Favorable Net Debt 807 828.40000000000009 -21.400000000000091

EBITDA Bridge – First Quarter 2017 vs. PY $12 $5 ($4) ($5) ($4)

Free Cash Flow Bridge – First Quarter 2017 vs. PY(1) $14 Excludes payments related to the separation from AFI in the first quarter of 2016 and payments made for the acquisition of Tectum in the first quarter of 2017.

Excluding the favorable impact of foreign exchange of $1 million, net sales increased 9.4% due to strength in the U.S. Commercial channel and Big Box inventory builds. Volumes grew high mid-single digits over a strong prior year base period. Average unit value (“AUV”) achievement improved from both strong mix performance and positive “like for like” pricing. Americas First Quarter Results Volume accelerated 600 bps sequentially over the fourth quarter and grew high mid-single digits over a strong prior year base period Key Highlights Dollar amounts on the page are shown in millions 2016 Q1 Adjusted EBITDA $72.522000000000006 Volume 9 Driven by strength in the U.S. Commercial channel and inventory builds in the Big Box channel AUV 3 Positive like for like pricing and continued mix up to higher end products Manufacturing & Input Costs -4 Driven by the timing of expenses (~$2M), inflation and costs to support the volume growth SG&A -7 Driven by the timing of expenses (~$3M), inclusion of Tectum (~$2M) and investments in selling (~$2M) 2017 Q1 Adjusted EBITDA $74.364000000000004

Excluding the unfavorable impact of foreign exchange of $3 million, net sales increased 16.2%, driven mainly by broad based sales growth, particularly in Russia and the UK, along with AUV improvement. EMEA First Quarter Results Adjusted EBITDA margins improved 200 bps driven by higher volumes and improved AUV achievement Key Highlights Dollar amounts on the page are shown in millions 2016 Q1 Adjusted EBITDA $-0.503 Volume 3 Margin impact of higher broad based sales driven by Russia and the UK AUV 2 Like for like pricing was positive Manufacturing & Input Costs -2 Inventory valuations and startup costs due to sourcing strategy changes SG&A -1 Prior year cost out actions 2017 Q1 Adjusted EBITDA $0.78100000000000003

Net sales increased 4.8% driven by India and Australia, which more than offset softness in China. Pacific Rim First Quarter Results Strength in India and Australia drove nearly 5% sales growth Key Highlights Dollar amounts on the page are shown in millions 2016 Q1 Adjusted EBITDA $0.82399999999999995 Manufacturing & Input Costs -1 Sourcing strategy changes 2017 Q1 Adjusted EBITDA $0.185

10

2017 Guidance

	2016 Constant Currency Results	2017 Constant Currency Guidance	
Revenue(1)	$1,230	$1,290 – $1,320 *5% – 7% YoY Growth*	▪ 3% – 7% North America volume growth ▪ 0% – 4% International volume growth ▪ 2% – 4% average unit value increase
Adjusted EBITDA(2)	$317	$350 – $360 *10% – 14% YoY Growth*	▪ 3% – 4% earnings contribution from AUV and cost savings over inflation ▪ Increased sales and marketing investments as a result of the Tectum acquisition and expansion of total solutions selling capabilities ▪ SG&A as a % of sales remains flat
Adjusted EPS(3)	$2.32	$2.60 – $2.70 *12% – 16% YoY Growth*	▪ $35 million of interest expense ▪ Normalized 39% effective tax rate ▪ 56 million average diluted shares outstanding ▪ Cash tax rate 30% – 35%
Free Cash Flow(4)	$117	$130 – $145 *11% – 24% YoY Growth*	▪ $240 million cash flow from operations ▪ $100 million of total capital expenditures ▪ Excludes cash paid for Tectum

Note: Dollars in millions except per share values
(1) As-reported revenue of $1,235 million in 2016. 2017 As-reported sales expected to have (1%) - (3%) FX headwind
(2) 2016 base excludes $4M of pre-separation corporate expenses and pension expense; 2017 excludes pension expense
(3) 2016 base excludes $4M of pre-separation corporate expenses and pension expense; 2017 excludes pension expense. As reported expected earnings per share in 2017 of $2.75- $2.85 impacted by an expected as reported effective tax rate of ~41%.
(4) No FX adjustment. See slide 12 for more details. 2016 excludes separation costs and other extraordinary expenses. Cash flow from operations includes dividends received from the WAVE JV.

Armstrong WORLD INDUSTRIES

Appendix

Q1 2017 vs. PY - Reported Net Income to Adjusted EBITDA CONSOLIDATED AMERICAS EMEA PACIFIC RIM CORPORATE rounding factor 2017 2016 V 2017 2016 V 2017 2016 V 2017 2016 V 2017 2016 V Net Income - As Reported $30.799999999999983 $-7.1000000000000183 $37.9 0 0 0 0 0 0 0 0 0 0 0 0 Tax expense $-24 $-12 $-12 0 0 0 0 0 0 0 0 0 0 0 0 EBT - As Reported $55.399999999999984 $4.8999999999999817 $50 0 0 0 0 0 0 0 0 0 0 0 0 Interest/Other (Expense) $-8 $-17 $9 0 0 0 0 0 0 0 0 0 0 0 0 Operating Income (Loss) – As Reported $62.999999999999986 $21.59999999999998 $41.400000000000006 $67.2 $56.1 $11.100000000000001 $-3.1 $-4 $0.89999999999999991 $-1.1000000000000001 $-1.3 $0.19999999999999996 $0 $-29.2 $29.2 Non-cash Impact of U.S. Pension $-6 $3.2 $-9.1999999999999993 $-6 $3.2 $-9.1999999999999993 0 0 0 0 0 0 0 0 0 Separation Expenses $0 $27 $-27 0 0 0 0 0 0 0 0 0 $0 $27 $-27 Cost Reduction Initiatives $-1 $0 $-1 0 0 0 0 0 0 $-1 $0 $-1 0 0 0 Foreign Exchange Movements $1 $0 $1 0 0 0 0 0 0 $1 $0 $1 0 0 0 Operating Income (Loss) – Adjusted $56.5 $52 $4.5 $61.2 $59.45 $1.75 $-3.1 $-4.3 $1.1999999999999997 $-1.2 $-1.2 $0 $0 $-2 $2 0.15 Depreciation and Amortization $-18 $-18.664000000000001 $0.66400000000000148 $-13.164000000000001 $-14 $0.83599999999999852 $-3.8810000000000002 $-3 $-0.88100000000000023 $-1.385 $-2.024 $0.63900000000000001 $0 $0 $0 EBITDA – Adjusted $75.375 $70.664000000000001 $4 $74.364000000000004 $72.522000000000006 $1 $0.78100000000000003 $-0.503 $2 $0.185 $0.82399999999999995 $-0.63900000000000001 $0 $-2 $2

Free Cash Flow Reconciliation Free cash flow is defined as cash from operations and dividends received from the WAVE joint venture, less expenditures for property and equipment, and is adjusted to remove the impact of cash used or proceeds received for acquisitions and divestitures. The Company believes free cash flow is useful because it provides insight into the amount of cash that the Company has available for discretionary uses, after expenditures for capital commitments and adjustments for acquisitions and divestitures. 2017 2016 As Reported Net cash provided by (used for) operating activities $10.599999999999993 $-65.000000000000014 As Reported Net cash (used for) investing activities $-37.5 $-10.3 Subtotal $-26.900000000000006 $-75.300000000000011 Acquisitions $31 - Separation Payments - $15 Cash flows attributable to AFI - $53 Other $1 - Free Cash Flow (1) $5.0999999999999943 $-7.3000000000000114

Consolidated Results See earnings press release and 10-Q for additional detail on comparability adjustments. See slide 12 for more details. Eliminates impact of foreign exchange movements First quarter 2016 adjusted EPS calculation excludes the one time impact of $10.7M for charges to settle interest rate swaps due to separation refinancing First Quarter 2017 Reported Comparability(1) Adjustments FX(2) Adj 2017 Adjusted 2016 Reported Comparability(1) Adjustments FX(2) Adj 2016 Adjusted Net Sales 315.39999999999998 - 2 317.42899999999997 287.39999999999998 - - 287.45699999999999 Operating Income 62.999999999999986 -7 1 56.5 21.59999999999998 30 - 52 EPS (3) $0.56000000000000005 $-0.02 $0.01 $0.54732110091743114 $-0.13 $0.63 - $0.50467625899280577 Hide Full Year data in Q1